Rockwood Fund, Inc. ("Fund") seeks long term capital appreciation. This objective will be pursued through investment in common stocks and securities convertible into common stocks. There is no assurance that the Fund will achieve its objective. Prior to March 1, 1997, the Fund was known as "The Rockwood Growth Fund, Inc."

NEWSPAPER LISTING Shares of the Fund are sold at the net asset value per share as shown daily in the mutual fund section of newspapers nationwide under the heading "Rockwood."

    This prospectus contains information you should know about the Fund before you invest. Please keep it for future reference. The Fund's Statement of Additional Information, dated March 1, 1997, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. It is available at no charge by calling toll-free at 1-888-ROCKWOOD. The SEC maintains a Web site (http://www.sec.gov) that contains the Fund's Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC, as does the Fund. The Fund is an open-end non-diversified no-load management investment company. Shares of the Fund are not bank deposits or obligations of, or guaranteed or endorsed by any bank or any affiliate of any bank, and are not Federally insured by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE TABLES. The tables and example below are designed to help you understand the various costs and expenses that you will bear directly or indirectly as an investor in the Fund.


SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases............ NONE
Sales Load Imposed on Reinvested Dividends. NONE
Deferred Sales Load........................ NONE
Redemption Fee within 30 days of purchase..1.00%

Redemption Fee after 30 days of purchase... NONE

Exchange Fees.............................. NONE

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees (after reimbursement).......  .00%
12b-1 Fees..................................  .25%
Other Expenses (after reimbursement) ....... 2.50%
                                            ------
Total Fund Operating Expenses (after
reimbursement).............................. 2.75%

EXAMPLE
1 year      3 years     5 years     10 years
------      -------     -------     --------
 $28          $85        $145         $308

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and a redemption at the end of each time period.........


The example set forth above assumes (i) reinvestment of all dividends and other distributions and (ii) a 5% annual rate of return as required by the SEC. THE EXAMPLE IS AN ILLUSTRATION ONLY AND SHOULD NOT BE CONSIDERED AN INDICATION OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The percentages given for Annual Fund Operating Expenses are based on an assumed level of average net assets of $1 million to $2 million, and have been restated to reflect current management and 12b-1 fees. Without the reimbursement of management fees and other expenses, Management Fees, Other Expenses and Total Fund Operating Expenses would have been 1.00%, 3.63% and 4.88%, respectively, of average net assets. Long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.'s ("NASD") rules regarding investment companies. "Other Expenses" includes amounts payable to the Fund's Custodian and Transfer Agent and reimbursable to the Investment Manager and the Distributor for certain administrative and shareholder services, and does not include interest expense from bank borrowing.

FINANCIAL HIGHLIGHTS are presented below for a share of capital stock outstanding throughout each period. The following information is supplemental to the Fund's financial statements and report thereon of Tait, Weller & Baker, independent accountants, appearing in the October 31, 1996 Annual Report to Shareholders and incorporated by reference in the Statement of Additional
Information. The Fund's financial statements for periods prior to 1996 were audited by other auditors whose reports thereon expressed unqualified opinions on those statements. This table should be read in conjunction with the Fund's financial statements and the notes thereto.







                                                                  YEARS ENDED OCTOBER 31,
                                    ------------------------------------------------------------------------------------
PER SHARE DATA                            1996    1995   1994   1993   1992    1991    1990     1989     1988       1987
                                          ----    ----   ----   ----   ----    ----    ----     ----     ----       ----
Net asset value at beginning of period    $18.73 $16.61 $16.32 $12.42 $11.32  $ 9.56  $14.96   $13.05   $ 9.93     $11.25
                                          ------ ------ ------ ------  ------  ------   ------   ------     ------

 Income from investment operations:
   Net investment income (loss)           (.56)  (.31)  (.22)  (.26)  (.12)   (.01)     .03    (.01)      .01        .12
   Net realized and unrealized gain (loss) 6.07  2.43    .51    4.16   1.22    1.83  (4.93)     2.06     3.30      (.69)
      on investments............           ----  ---- ------   ----   ----    ----  ------     ----     ----     ------


     Total from investment operations      5.51  2.12   .29    3.90   1.10   1.82   (4.90)     2.05     3.31      (.57)
                                                 ---- ------   ----   ----   -----  ------     ----     ----      -----

 Less distributions:
   Distributions from net interest income          .00    .00    .00    .00  (0.06)    0.00     0.00   (0.19)     (0.37)
                                             .00
   Distributions from net realized gains           .00  .00     .00    .00   0. 00   (0.50)   (0.14)    0.00     (0.38)
                                                  ----  -----   ----  ----- -------  ------  -------    -----    ------
                                             .00
     Total distributions.......              .00   .00   .00    .00    .00   (0.06)  (0.50)   (0.14)   (0.19)     (0.75)
                                             ---  ----  ----- ------ ------ ------- -------  ------- --------    -------
Net asset value at end of period           $24.24$18.73$16.61  $16.32 $12.42  $11.32   $9.56  $ 14.96   $13.05     $9.93
                                           ================== ====== ======  ======   =====  =======   ======     =====
TOTAL RETURN...................            29.42% 12.76% 1.78%  31.40%  9.72%  19.04%(32.75)%   15.71%   33.33%   (5.07)%
                                        ======  ============= ======  =====  ==============   ======   ======    =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period....        $1,199,590$773,871$714,155$737,962$599,582$876,782$865,459$1,544,824$722,172$410,461
                                       ======================================================================   ========
Ratio of expenses to average net assets(a)  2.55% 2.30%  2.00%  2.81%  2.46%   2.15%    1.83    1.81%    2.01%      1.17%
                                            ===== =====  =====  =====  =====   =====    ====    =====    =====      =====
 ...............................

Ratio of net investment income to average   (2.23%) (1.77)%(1.38)%(1.67)%(1.09)%(.15)%   .25%   (.09)%    .07%      1.53%
                                           ======== ======= ====== ===== ======  ======  =====   ======    =====   =====
net   assets(b)...........

Portfolio turnover rate........

                                            42.48% 30.04% 18.26% 19.28% 13.28%  14.35%   37.51%   55.83% 42.00%     30.00%
                                            ====== ====== ====== ======= =====  ======  ======   ======  ======    ======


Average commission per share...        $ .0562
                                       =======




(a) Ratio prior to reimbursement by the Investment Manager was 4.44%, 3.00%, 2.82%, 2.90%, 2.49%, 2.15%, 1.83%,1.81%, 2.01% and 1.17% for the periods ended
October 31, 1996,  1995,  1994,  1993,  1992,  1991,  1990, 1989, 1988 and 1987,
respectively.

(b) Ratio prior to reimbursement by the Investment Manager was (4.12%), (2.47)%, (2.20)%, (1.76)%, (1.12)%, (.15)%, .25%, (.09)%, .07% and 1.53% for the periods ended October 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987,
respectively.



                                TABLE OF CONTENTS

Expense Tables.................... Distributions and Taxes................
Financial Highlights.............. Determination of Net Asset Value.......
The Fund's Investment Program..... Investment Manager and Subadviser......
How to Purchase Shares............ Distribution of Shares.................
Shareholder Services.............. Performance Information................
How to Redeem Shares.............. Capital Stock..........................
                                   Custodian and Transfer Agent...........



                          THE FUND'S INVESTMENT PROGRAM

    The Fund's investment objective is long term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities that, in the opinion of the Investment Manager, are available at prices less than their intrinsic value. Intrinsic value is a term reflecting an analyst's subjective view of a company's worth. It may be based on such things as book value, "hidden assets" (assets carried on the books of a corporation below market value), the discounted present value of a natural resource (oil, gas, timber, silver, etc.), or an earnings history/projection. The Investment Manager believes that investing in such undervalued securities provides a greater potential for overall investment return. Any income which the Fund earns is incidental to its objective of capital appreciation. The risks associated with an investment in the Fund are those related to fluctuations in the market value of the Fund's portfolio. Also, at any time, the value of the Fund's shares may be more or less than the investor's cost. The Fund is not intended for investors who have as their primary objective conservation of capital.

    The Fund will purchase common stocks, securities convertible into common stocks and preferred stocks that are traded on domestic stock exchanges or in the over-the-counter market. Common stocks and securities convertible into common stocks are purchased primarily for their potential for long term capital appreciation and not dividend yield or interest payments.

    The Fund retains the flexibility to respond promptly to changes in market and economic conditions and the Investment Manager may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Under a defensive strategy, the Fund may hold cash and/or invest any portion or all of its assets in high quality money market instruments of U.S. or foreign government or corporate issuers. To the extent the Fund adopts a temporary defensive posture, it will not be invested so as to directly achieve its investment objective. In addition, pending investment of proceeds from new sales of Fund shares or in order to meet ordinary daily cash needs, the Fund may hold cash and may invest in foreign or domestic high quality money market instruments. Money market instruments in which the Fund may invest include U.S. or foreign government securities, high grade commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements relating to any of the foregoing.

EQUITY SECURITIES. Equity securities involve greater risk of loss of income than debt securities because issuers are not obligated to pay dividends. In addition, equity securities are subordinate to debt
                                                           4
securities, and are more subject to changes in economic and industry conditions and in the financial condition of the issuers of such securities.

SMALL CAPITALIZATION COMPANIES. The Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. As a result, investment in these securities involves greater risks and may be considered speculative. For example, such companies may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a small management group. In addition, the securities of such companies may trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than securities of large companies. The Fund's positions in securities of such companies may be substantial in relation to the market of such securities. Accordingly, it may be difficult for the Fund to dispose of securities of these companies at prevailing market prices. Full development of these companies takes time, and for this reason the Fund should be considered a long term investment and not a vehicle for seeking short term profit. The securities of small or thinly capitalized companies may also be more sensitive to market changes than the securities of large companies. Such companies may not be well known to the investing public and may not have institutional ownership. Such companies may also be more vulnerable than larger companies to adverse business or economic developments.

OTHER INFORMATION. The Fund is "non-diversified," as defined in the Investment Company Act of 1940, as amended ("1940 Act"), but intends to continue to qualify as a regulated investment company for Federal income tax purposes. This means, in general, that more than 5% of the Fund's total assets may be invested in the securities of one issuer (including a foreign government), but only if at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings is less than 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were "diversified," as defined in the 1940 Act, the Fund may at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return. The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements with a maturity of more than seven days. Illiquid securities may be more difficult to value than more widely traded securities and the prices realized from the sales of illiquid securities may be less than if such securities were more widely traded. The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and engage in reverse repurchase agreements, but not in excess of an amount equal to one third of the Fund's total net assets. The Fund may not purchase securities for investment while any bank borrowing equaling more than 5% of its total assets is outstanding.

    In addition to the Fund's investment objective, the Fund has adopted certain investment restrictions set forth in the Statement of Additional Information that are fundamental and may not be changed without shareholder approval. The Fund's other investment policies, including its investment objective, are not fundamental and may be changed by the Board of Directors without shareholder approval.

                             HOW TO PURCHASE SHARES

    The Fund's shares are sold on a continuing basis at the net asset value per share next determined after receipt and acceptance of the order by Investor Service Center (see "Determination of Net Asset Value"). The minimum initial investment is $500 for regular and Uniform Gifts/Transfers to Minors Act custody accounts, and $100 for retirement plans established with the Fund, which include individual retirement accounts ("IRAs"), simplified employee pension plan IRAs ("SEP-IRAs"), rollover IRAs, profit sharing and money purchase plans, and 403(b) plan accounts. The minimum subsequent investment is $50. The initial investment minimums are waived if you elect to invest $50 or more each month in the Fund through the Rockwood Automatic Investment Program (see "Additional Investments" below).

INITIAL INVESTMENT. The Account Application that accompanies this prospectus should be completed, signed and, with a check or other negotiable bank draft drawn to the order of Rockwood Fund, mailed to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. Initial investments also may be made by having your bank wire money, as set forth below, in order to avoid mail delays.

ADDITIONAL INVESTMENTS. Additional investments may be made conveniently at any time by any one or more of the following methods:

o ROCKWOOD AUTOMATIC INVESTMENT PROGRAM. With the Rockwood Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the Plans explained below. Each Plan is designed to facilitate an automatic monthly investment of $50 or more into your Fund account.

         The ROCKWOOD BANK TRANSFER PLAN lets you purchase Fund shares on a certain day each month by transferring electronically a specified dollar amount from your regular checking account, NOW account, or bank money market deposit account.

         In the ROCKWOOD SALARY INVESTING PLAN, part or all of your salary may be invested electronically in shares of the Fund on each pay date, depending upon your employer's direct deposit program.

         The ROCKWOOD GOVERNMENT DIRECT DEPOSIT PLAN allows you to deposit automatically part or all of certain U.S. Government payments into your Fund account. Eligible U.S. Government payments include Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

    For more information concerning these Plans, or to request the necessary authorization form(s), please call Investor Service Center toll-free at 1-888-ROCKWOOD. You may modify or terminate the Bank Transfer Plan at any time by written notice received at least 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact, respectively, your employer or the appropriate U.S. Government agency. The Fund reserves the right to redeem any account if participation in the Program is terminated and the account's value is less than $500. The Program and the Plans do not assure a profit or protect against loss in a declining market, and you should consider your ability to make purchases when prices are low.

o CHECK. Mail a check or other negotiable bank draft ($50 minimum), drawn to the order of Rockwood Fund, together with a Rockwood FastDeposit form to Investor Service Center, Box

    419789, Kansas City, MO 64141-6789. If you do not use that form, please send a letter indicating the account number to which the subsequent investment is to be credited, and name(s) of the registered owner(s).

o ELECTRONIC FUNDS TRANSFER (EFT). With EFT, you may purchase additional Fund shares quickly and simply, just by calling Investor Service Center toll-free at 1-888-ROCKWOOD. The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. For requests received by 4 p.m., eastern time, the investment will be credited to your Fund account ordinarily within two business days. There is a $50 minimum for each EFT investment. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check.

o FEDERAL FUNDS WIRE. You may wire money, by following the procedures set forth below, to receive that day's net asset value per share.

INVESTING BY WIRE. For an initial investment by wire, you must first telephone Investor Service Center toll-free at 1-888-ROCKWOOD, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Rockwood Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; Rockwood Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed. Subsequent investments by wire may be made at any time without having to call Investor Service Center by simply following the same wiring procedures.

SHAREHOLDER ACCOUNTS. When you invest in the Fund, your account will be credited with all full and fractional shares (to three decimal places), together with any dividends and other distributions that are paid in additional shares (see "Distributions and Taxes"). The Fund no longer issues stock certificates. For joint tenant accounts, any account owner has the authority to act on the account without notice to the other account owners. Investor Service Center in its sole discretion and for its protection may, but is not obligated to, require the written consent of all account owners of a joint tenant account prior to acting upon the instructions of any account owner. You will receive transaction confirmations upon purchasing or selling shares.

WHEN ORDERS ARE EFFECTIVE. The purchase price for Fund shares is the net asset value of such shares next determined after receipt and acceptance by Investor Service Center of a purchase order in proper form. All purchases are accepted subject to collection at full face value in Federal funds. Checks must be drawn to the order of Rockwood Fund in U.S. dollars on a U.S. bank. No third party checks will be accepted and the Fund reserves the right to reject any order for any reason. Accounts are charged $30 by the Transfer Agent for submitting checks for investment which are not honored by the investor's bank. The Fund may in its discretion waive or lower the investment minimums.

                              SHAREHOLDER SERVICES

    You may modify or terminate your participation in any of the Fund's special plans or services at any time. Shares or cash should not be withdrawn from any tax-advantaged retirement plan described below, however, without consulting a tax adviser concerning possible adverse tax consequences. Additional information regarding any of the following services is available from Investor Service Center by calling toll-free at 1-888-ROCKWOOD.

ELECTRONIC FUNDS TRANSFER (EFT). You automatically have the privilege of linking your bank account designated on your Account Application or Authorization Form and your Fund account with Rockwood's EFT service. With EFT, you use the Automated Clearing House system to electronically transfer money quickly and safely between your bank and Fund accounts. EFT may be used for purchasing and redeeming Fund shares, direct deposit of dividends into your bank account, the Automatic Investment Program, the Systematic Withdrawal Plan, and systematic IRA distributions. You may decline this privilege by checking the indicated blank on the Account Application. Any subsequent changes in bank account information must be submitted in writing (and the Fund may require the signature to be guaranteed), with a voided check.

SYSTEMATIC WITHDRAWAL PLAN. If you own Fund shares with a value of at least $20,000 you may elect an automatic monthly or quarterly withdrawal of cash from your Fund account in fixed dollar, share, or percentage amounts, subject to a minimum amount of $100. Under the Systematic Withdrawal Plan, all dividends and other distributions, if any, are reinvested in the Fund.

ASSIGNMENT. Fund shares may be transferred to another owner. Instructions are available from Investor Service Center by calling toll-free at 1-888-ROCKWOOD.

TAX-ADVANTAGED RETIREMENT PLANS. These plans provide an opportunity to set aside money for retirement in a tax-advantaged account in which earnings can be compounded without incurring a tax liability until the money and earnings are withdrawn. Contributions may be fully or partially deductible (or non-deductible) for Federal income tax purposes as noted below. Information on any of the plans described below is available from Investor Service Center by calling toll-free at 1-888-ROCKWOOD.

    The minimum investment to establish a Rockwood IRA or other retirement plan is $100. Minimum subsequent investments are $50. The initial investment minimums are waived if you elect to invest $50 or more each month in the Fund through the Rockwood Automatic Investment Program. There are no set-up fees for any Rockwood Retirement Plan. Subject to change on 30 days' notice, the plan custodian charges Rockwood Retirement Plans a $10 annual fiduciary fee, $10 for each distribution prior to age 59 1/2, and a $20 plan termination fee; however, the annual fiduciary fee is waived if your Rockwood Retirement Plan has assets of $10,000 or more or if you invest regularly through the Rockwood Automatic Investment Program.

|X| IRA AND SEP-IRA ACCOUNTS. For tax years beginning on or before December 31, 1996, anyone with earned income who is less than age 70 1/2at the end of the tax year, even if also participating in another type of retirement plan, may establish an IRA and contribute each year up to $2,000 or 100% of earned income, whichever is less, and an aggregate of up to $2,250 when a non- working spouse is also covered in a separate spousal account. If each spouse has at least $2,000 of earned income each year, they may contribute up to $4,000 annually. Employers may also make contributions to an IRA on behalf of an individual under a Simplified Employee Pension Plan ("SEP") in any amount up to 15% of up to $150,000 of compensation.

         For tax years beginning after December 31, 1996, a married couple may contribute an aggregate amount of up to $4,000 to an IRA each year regardless of whether each spouse has $2,000 of earned income, provided, however, that their aggregate earned income is at least $4,000. Also, although a Salary Reduction SEP ("SARSEP") may no longer be established after that date, a small employer instead may establish a Savings Incentive Match Plan for Employees ("SIMPLE"), which will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make matching contributions up to 3% of each such employee's salary.

         Generally, taxpayers may contribute to an IRA during the tax year and through the next year until the income tax return for that year is due, without regard to extensions. Thus, most individuals may contribute for the 1996 tax year through April 15, 1997, and for the 1997 tax year from January 1, 1997 through April 15, 1998.

    DEDUCTIBILITY. IRA contributions are fully deductible for many taxpayers. For a taxpayer who is an active participant in an employer-maintained retirement plan (or whose spouse is), a portion of IRA contributions is deductible if adjusted gross income (before the IRA deductions) is $40,000-$50,000 (if married) and $25,000-$35,000 (if single). Only IRA contributions by a taxpayer who is an active participant in an employer-maintained retirement plan (or whose spouse is) and has adjusted gross income of more than $50,000 (if married) and $35,000 (if single) will not be deductible. An eligible individual may establish a Rockwood IRA under the prototype plan available through the Fund, even though such individual or spouse actively participates in an employer-maintained retirement plan.

o IRA TRANSFER AND ROLLOVER ACCOUNTS. Special forms are available from Investor Service Center by calling toll-free at 1-888-ROCKWOOD, which make it easy to transfer or roll over IRA assets to a Rockwood IRA. An IRA may be transferred from one financial institution to another without adverse tax consequences. Similarly, no taxes need be paid on a lump-sum distribution that you may receive as a payment from a qualified pension or profit sharing plan due to retirement, job termination, or termination of the plan, so long as the assets are put into an IRA Rollover account within 60 days of the payment. Withholding for Federal income tax purposes is required at the rate of 20% for "eligible rollover distributions" made from any retirement plan (other than an IRA) that are not directly transferred to an "eligible retirement plan," such as a Rockwood Rollover Account.

o PROFIT SHARING AND MONEY PURCHASE PLANS. These provide an opportunity to accumulate earnings on a tax-deferred basis by permitting corporations, self-employed individuals (including partners) and their employees generally to contribute (and deduct) up to $30,000 annually or, if less, 25% (15% for profit sharing plans) of compensation or self-employment earnings of up to $150,000. Corporations and partnerships, as well as all self-employed persons, are eligible to establish these plans. In addition, a person who is both salaried and self-employed, such as a college professor who serves as a consultant, may adopt these retirement plans based on self- employment earnings.

|X| SECTION 403(B) ACCOUNTS. Section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), permits the establishment of custodial accounts on behalf of employees of public school systems and certain tax-exempt organizations. A participant in such a plan does not pay taxes on any contributions made by the participant's employer to the participant's account pursuant to a salary reduction agreement, up to a maximum amount, or "exclusion allowance." The exclusion allowance is generally computed by multiplying the participant's years of service times 20% of the participant's compensation included in gross income received from the employer (reduced by any amount previously contributed by the employer to any 403(b) account for the benefit of the participant and excluded from the participant's gross income). However, the exclusion allowance may not exceed the lesser of 25% of the participant's compensation (limited as above) or $30,000. Contributions and subsequent earnings thereon are not taxable until withdrawn, when they are received as ordinary income.

                              HOW TO REDEEM SHARES

    Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information: your account registration information including address, account number and taxpayer identification number; dollar value, number or percentage of shares to be redeemed; how and to where the proceeds are to be sent; if applicable, the bank's name, address, ABA routing number, bank account registration and account number, and a contact person's name and telephone number; and your daytime telephone number.

BY MAIL. You may request that the Fund redeem any amount by submitting a written request to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, signed by the record owner(s). If the written request is sent to the Fund, it will be forwarded to the above address.

BY  TELEPHONE.   You  may  telephone   Investor   Service  Center  toll-free  at
1-888-ROCKWOOD, to expedite redemption of Fund shares.

    You may redeem as little as $250 worth of shares by requesting Electronic Funds Transfer (EFT) service. With EFT, you can redeem Fund shares quickly and conveniently because Investor Service Center will contact the bank designated on your Account Application or Authorization Form to arrange for the electronic transfer of your redemption proceeds (through the Automated Clearing House system) to your bank account. EFT proceeds are ordinarily available in your bank account within two business days.

    If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be mailed to your address of record or mailed or wired to your authorized bank.

    Telephone requests received on Fund business days by 4 p.m. eastern time will be redeemed from your account that day, and if received after 4 p.m. eastern time, on the next Fund business day. Any subsequent changes in bank account information must be submitted in writing, signature guaranteed, with a voided check. Redemptions by telephone may be difficult or impossible to implement during periods of rapid changes in economic or market conditions.

REDEMPTION PRICE AND FEES. The redemption price is the net asset value per share next determined after receipt of the redemption request in proper form. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the net asset value of shares redeemed or exchanged. The fee will be retained by the Fund and used to offset the transaction costs that short term trading imposes on the Fund and its shareholders. If an account contains shares with different holding periods (i.e. some shares held 30 days or less, some shares held

31 days or more), the shares with the longest holding period will be redeemed first to determine if the Fund's redemption fee applies. Shares acquired through the reinvestment of dividends and other distributions or redeemed under the Systematic Withdrawal Plan are exempt from the redemption fee. Registered broker/dealers, investment advisers, banks, and insurance companies may open accounts and redeem shares by telephone or wire and may impose a charge for handling purchases and redemptions when acting on behalf of others.

REDEMPTION PAYMENT. Payment for shares redeemed will ordinarily be made within seven days after receipt of the redemption request in proper form. The right of redemption may not be suspended, or date of payment delayed more than seven days, except for any period (i) when the New York Stock Exchange is closed or trading thereon is restricted as determined by the SEC; (ii) under emergency circumstances as determined by the SEC that make it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (iii) as the SEC may otherwise permit. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate, or government check or EFT transfer is generally subject to a fifteen day delay to allow the check or transfer to clear. The fifteen day clearing period does not affect the trade date on which a purchase or redemption order is priced, or any dividends and other distributions to which you may be entitled through the date of redemption. The clearing period does not apply to purchases made by wire. Due to the relatively higher cost of maintaining smaller accounts, the Fund reserves the right, upon 45 days' notice, to redeem any account, other than IRA and Rockwood prototype retirement plan accounts, worth less than $500 except if solely from market action, unless an investment is made to restore the minimum value.

TELEPHONE PRIVILEGES. You automatically have all telephone privileges to, among other things, authorize purchases and redemptions with EFT or by other means, unless declined on the Account Application or otherwise in writing. Neither the Fund nor Investor Service Center shall be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures include requiring personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions, and recording telephone conversations. The Fund may modify or terminate any telephone privileges or shareholder services (except as noted) at any time without notice.

SIGNATURE GUARANTEES. No signature guarantees are required when payment is to be made to you at your address of record. If the redemption proceeds are to be paid to a non-shareholder of record, or to an address other than your address of record, or the shares are to be assigned, the Transfer Agent may require that your signature be guaranteed by an entity acceptable to the Transfer Agent, such as a commercial bank or trust company or member firm of a national securities exchange or of the NASD. A notary public may not guarantee signatures. The Transfer Agent may require further documentation, and may restrict the mailing of redemption proceeds to your address of record within 60 days of such address being changed unless you provide a signature guarantee as described above.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. The Fund pays dividends annually to its shareholders from its net investment income, if any. The Fund also makes an annual distribution to its shareholders out of any net realized capital gains, after offsetting any capital loss carryover, and any net realized gains from foreign currency transactions. Dividends and other distributions, if any, are declared, and payable to shareholders of record, on a date in December of each year. Such distributions may be paid in January of the following year, in which event they will be deemed received by the shareholders on the preceding December 31 for tax purposes. The Fund may also make an additional distribution following the end of its fiscal year out of any undistributed income and capital gains. Dividends and other distributions are made in additional Fund shares, unless you elect to receive cash on the Account Application or so elect subsequently by calling Investor Service Center toll-free at 1-888-ROCKWOOD. For Federal income tax purposes, dividends and other distributions are treated in the same manner whether received in additional Fund shares or in cash. Any election will remain in effect until you notify Investor Service Center to the contrary.

TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Code ("RIC") so that it will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income, net short term capital gains, and net gains from certain foreign currency transactions) and net capital gain (the excess of net long term capital gain over net short term capital loss) that is distributed to its shareholders. Dividends paid by the Fund from its investment company taxable income (whether paid in cash or in additional Fund shares) generally are taxable to its shareholders, other than shareholders that are not subject to tax on their income, as ordinary income to the extent of the Fund's earnings and profits; a portion of those dividends may be eligible for the corporate dividends-received deduction. Distributions by the Fund of its net capital gain (whether paid in cash or in additional Fund shares), when designated as such by the Fund, are taxable to the shareholders as long term capital gains, regardless of how long they have held their Fund shares. The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction. Any dividend or other distribution paid by the Fund will reduce the net asset value of Fund shares by the amount of the distribution. Furthermore, such distribution, although similar in effect to a return of capital, will be subject to taxes.

     The Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

    The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Since other tax considerations may apply, you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

    The value of a share of the Fund is based on the value of its net assets. The Fund's net assets are the total of its investments and all other assets minus any liabilities. The value of one share is determined by dividing the net assets by the total number of shares outstanding. This is referred to as "net asset value per share," and is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each business day of the Fund. A business day of the Fund is any day on which the New York Stock Exchange is open for trading. The following are not Fund business days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Portfolio securities and other Fund assets are valued primarily on the basis of market quotations, if readily available. Securities and other assets for which quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

                        INVESTMENT MANAGER AND SUBADVISER

    Rockwood Advisers, Inc. ("Investment Manager") acts as general manager of the Fund, being responsible for the various functions assumed by it, including regularly furnishing advice with respect to portfolio transactions. The Investment Manager also furnishes or obtains on behalf of the Fund all services necessary for the proper conduct of the Fund's business and administration. The Investment Manager retains final discretion in the investment and reinvestment of the Fund's assets, subject to the control and oversight of the Board of Directors. The Investment Manager is authorized to place portfolio transactions with an affiliated broker/dealer, and may allocate brokerage transactions by taking into account the sales of shares of the Fund and other affiliated investment companies. The Investment Manager may allocate transactions to broker/dealers that remit a portion of their commissions as a credit against the Fund's expenses. For its services, the Investment Manager receives a fee based on the average daily net assets of the Fund, at the annual rate of 1% on the first $200 million and declining thereafter as a percentage of average daily net assets. This fee is higher than fees paid by most other investment companies. During the fiscal year ended October 31, 1996, investment management fees paid by the Fund after reimbursement amounted to 0.00% of average daily net assets. The Investment Manager provides certain administrative services to the Fund at cost. Bassett S. Winmill may be deemed a controlling person of the Investment Manager.

    The Investment Manager has entered into a subadvisory agreement with Aspen Securities and Advisory, Inc., an Idaho corporation ("Subadviser"), for certain subadvisory services. The Subadviser advises and consults with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The principal business address of the Subadviser is 545 Shoup Avenue, No. 303, Idaho Falls, Idaho 83402. The Investment Manager, not the Fund, pays the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and its total net assets ranging from ten to fifty percent of the Investment Manager's net fees. The Subadviser had served as the investment adviser to the Fund until August 19, 1996. Mr. Ross Farmer, the Subadviser's President, has been the Fund's portfolio manager since the Fund's inception in 1986 and currently serves as the Fund's portfolio manager together with the Investment Manager's Investment Policy Committee. Mr.

Farmer, a controlling person of the Subadviser as the term is defined in the 1940 Act, has been President of the Subadviser since 1986.

                             DISTRIBUTION OF SHARES

    Pursuant to a Distribution Agreement, Investor Service Center, Inc. ("Distributor"), 11 Hanover Square, New York, NY 10005, acts as the Fund's principal agent for the sale of its shares. The Investment Manager is an affiliate of the Distributor. The Fund has also adopted a plan of distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays the Distributor a fee in an amount of 0.25% per annum of the Fund's average daily net assets for distribution and service activities. This fee may be retained by the Distributor or passed through to brokers, banks and others who provide services to their customers who are Fund shareholders. The Fund will pay the fee to the Distributor until either the Plan is terminated or not renewed. In that event, the Distributor's expenses in excess of fees received or accrued through the termination day will be the Distributor's sole responsibility and not obligations of the Fund. During the period they are in effect, the Distribution Agreement and Plan obligate the Fund to pay a fee to the Distributor as compensation for its distribution and service activities. If the Distributor's expenses exceed the fee, the Fund will not be obligated to pay any additional amount to the Distributor. If the Distributor's expenses are less than the fee, it may realize a profit.

                             PERFORMANCE INFORMATION

    Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. In addition to advertising average annual total return and cumulative total return, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Morningstar, Inc., Lipper Analytical Services, Inc., and other sources. "Average annual total return" is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, all dividends and other distributions are assumed to be reinvested. "Cumulative total return" is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all dividends and other distributions are assumed to be reinvested in additional Fund shares. Although the Fund imposes a 1% redemption fee on the redemption of shares held for 30 days or less, all of the periods for which performance is quoted are longer than 30 days, and therefore the 1% fee is not reflected in the performance calculations. In addition, there is no sales charge upon reinvestment of dividends or other distributions. For more information regarding how the Fund's average annual total return and cumulative total return is calculated, see "Calculation of Performance Data" in the Statement of Additional Information. The Fund's annual report to shareholders contains further information about the Fund's performance, and is available free of charge upon request to Investor Service Center by calling toll-free at 1-888-ROCKWOOD.

                                  CAPITAL STOCK

    The Fund is a non-diversified open-end management investment company organized as a Maryland corporation on December 11, 1996. Prior to March 1, 1997, the Fund operated under the name "The Rockwood Growth Fund, Inc.," an Idaho corporation organized on March 7, 1985. The Fund is authorized to issue up to 1,000,000,000 shares ($0.01 par value). The Board of Directors of the Fund may establish additional series or classes of shares, although it has no current intention of doing so.

     The Fund's stock is freely assignable by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and also by an investor to another investor. Each share has equal dividend, voting, liquidation, and redemption rights with every other share. The shares have no preemptive, conversion, or cumulative voting rights and they are not subject to further call or assessment.

    The Fund's By-Laws provide that there will be no annual meeting of shareholders in any year except as required by law. In practical effect, this means that the Fund will not hold an annual meeting of shareholders in years in which the only matters that would be submitted to shareholders for their approval are the election of Directors and ratification of the Directors' selection of accountants, although holders of 25% of the Fund's shares may call a meeting at any time. There will normally be no meetings of shareholders for the purpose of electing Directors unless fewer than a majority of the Directors holding office have been elected by shareholders. Shareholder meetings will be held in years in which shareholder vote on the Fund's investment management agreement, plan of distribution, or fundamental investment objectives, policies or restrictions is required by the 1940 Act.

                          CUSTODIAN AND TRANSFER AGENT

    Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, acts as custodian of the Fund's assets, performs certain accounting services for the Fund, and may appoint one or more subcustodians provided such subcustodianship is in compliance with the rules and regulations promulgated under the 1940 Act.

    The Fund's transfer and dividend disbursing agent ("Transfer Agent") is DST Systems, Inc., Box 419789, Kansas City, MO 64141-6789. The Distributor provides certain shareholder administration services to the Fund and is reimbursed its cost by the Fund. The Fund may also enter into agreements with brokers, banks and others who may perform, on behalf of their customers, certain shareholder services not otherwise provided by the Transfer Agent or the Distributor.

ROCKWOOD

SEEKING LONG TERM CAPITAL APPRECIATION.

SHAREHOLDER SERVICES:

o   Electronic Funds Transfers
o   Automatic Investment Program
o   Retirement Plans:
    IRA, SEP-IRA, Qualified Profit Sharing/
    Money Purchase, 403(b), Keogh

MINIMUM INVESTMENTS:

o   Regular Accounts, $500
o   IRAs, $100
o   Automatic Investment Program, $50
o   Subsequent Investments, $50



Prospectus
March 1, 1997



1-888-ROCKWOOD
1-888-762-5966


Call toll-free for Fund performance, telephone purchases, and to obtain information concerning your account.
Or, access the Fund on the web at www.rockwoodfund.com

ROCKWOOD

11 Hanover Square
New York, NY 10005

ROCKWOOD ACCOUNT APPLICATION

Use this Account Application to open a regular Rockwood account. For a Rockwood IRA Application, call 1-888-ROCKWOOD. Return this completed Account Application in the enclosed envelope or mail to: Investor Service Center, Box 419789, Kansas City, MO 64141-6789.

1. REGISTRATION. If you need assistance in completing this Account Application, please call 1-888- ROCKWOOD.

INDIVIDUAL:

First Name:
Middle Initial:
Last Name:
Social Security Number:

JOINT OWNER (IF ANY):

First Name:
Middle Initial:
Last Name:
Social Security Number:

Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified.

GIFT/TRANSFER TO A MINOR:

Name of Custodian (only one):
as Custodian for
Name of Minor:
under the (Custodian's State of Residence) Uniform Gifts/Transfers to Minors Act Minor's Social Security Number:
Minor's Date of Birth:

CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHERS:

Name of Corporation, Partnership, or other Organization:
Name of Individual(s) Authorized to Act for the Corporation, Partnership, or other Organization:
Tax I.D. Number:
Name of Trustee(s):
Date of Trust Instrument:


2. MAILING ADDRESS, TELEPHONE NUMBER, AND CITIZENSHIP

Street:
City:
State/Zip:
Daytime Telephone:
E-Mail Address:
Owner:
Citizen of:  U.S.        Other:
Joint Owner
Citizen of:  U.S.        Other:

3. AMOUNT INVESTED ($500 MINIMUM)

Note: The $500 minimum initial investment is waived if you elect to invest through the Rockwood Bank Transfer Plan, the Rockwood Salary Investing Plan, and/or the Rockwood Government Direct Deposit Plan (see Section 4).

Investment: $
By Check*
By Wire
Date**
Assigned Account Number***

*Please  make  your   check(s)   payable  to  Rockwood  and  enclose  with  this
Application.
**Indicate date on which money was wired.
***Please call 1-888-ROCKWOOD to be assigned an account number before making an initial investment by wire.

4. ROCKWOOD AUTOMATIC INVESTMENT PROGRAM

ROCKWOOD BANK TRANSFER PLAN Automatically purchase shares each month by transferring the dollar amount you specify from your regular checking account, NOW account, or bank money market account.
Please attach a voided bank account check.

Amount $ Day of month:
10th:
15th:
20th:

ROCKWOOD SALARY INVESTING PLAN The enrollment form will be sent to the above address or call 1-888- ROCKWOOD to have the form sent to your place of employment.

ROCKWOOD GOVERNMENT DIRECT DEPOSIT PLAN Your request will be processed and you will receive the enrollment form.

5. DISTRIBUTIONS If no circle is checked, the Automatic Compounding Option will be assigned to reinvest all dividends and distributions in your account to increase the shares you own.

AUTOMATIC   COMPOUNDING   OPTION  Dividends  and  distributions   reinvested  in
additional shares.

PAYMENT OPTION             Dividends in cash, distributions reinvested:
                           Dividends and distributions in cash:

6. INVESTMENTS AND REDEMPTIONS BY TELEPHONE

Shareholders automatically enjoy the privilege of calling 1-888-ROCKWOOD to purchase additional shares of Rockwood or to expedite a redemption and have the proceeds sent directly to their address or to their bank account, unless declined by checking the following circle ( ). The Rockwood link with your bank offers flexible access to your money. Transfers occur only when you initiate them and may be made by either bank wire or bank clearinghouse transfer with Rockwood's Electronic Funds Transfer service.

TO ESTABLISH THE ROCKWOOD LINK TO YOUR BANK, PLEASE ATTACH A VOIDED CHECK FROM YOUR BANK ACCOUNT. One common name must appear on your Rockwood account and bank account.

7. SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHOLDING

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"I certify that I have received and read the prospectus  for Rockwood,  agree to its terms,  and have the legal  capacity to purchase  its shares.  I  understand
telephone   conversations   with   Investor   Service   Center,   Inc.   ("ISC")
representatives are recorded and hereby consent to such recording. I agree that neither the Fund nor ISC will be liable for acting on instructions believed to be genuine and under reasonable procedures designed to prevent unauthorized transactions. I CERTIFY (1) THE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER PROVIDED ABOVE IS CORRECT, AND (2) I AM NOT SUBJECT TO BACKUP WITHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP WITHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHOLDING, OR (C) I HAVE BEEN NOTIFIED BY THE IRS THAT I AM NO LONGER SUBJECT TO BACKUP WITHOLDING." (PLEASE CROSS OUT
ITEM 2 IF IT DOES NOT  APPLY TO YOU.)  THE  INTERNAL  REVENUE  SERVICE  DOES NOT
REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHOLDING.

Signature of:
Owner:
Trustee:
Custodian:
Date:
Signature of Joint Owner (if any):
Date:

Rockwood
11 Hanover Square
New York, NY 10005

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